Summary of Significant Accounting Policies (Details) - Schedule of reconciliation of the beginning and ending balances for convertible loans measured at fair value on a recurring basis - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Schedule of reconciliation of the beginning and ending balances for convertible loans measured at fair value on a recurring basis [Abstract]
Opening balance	$ 2,251,832
Issuance of convertible note	7,979,983	6,860,000
Loss on change in fair value of convertible notes	2,448,936	1,508,229
Accrued interest	195,139	226,775
Conversion of convertible notes	(3,795,924)	(6,343,172)
Total	$ 9,079,966	$ 2,251,832